--------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        --------------------------------

                                   FORM 8-K/A

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)         July 20, 1998
                                                        ------------------------

                         United Investors Realty Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                      001-13915                  76-0265701
- -------------------------------       ------------           -------------------
(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                                  77057
- ----------------------------------------               ------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (713) 781-2860

Item 2.   Acquisition of Assets

On July 20, 1998, United Investors Realty Trust (the "Registrant") acquired the Colony Plaza Shopping Center located in Houston, Texas (the "Property"). The Property was purchased pursuant to a Contract of Sale dated April 17, 1998 through a wholly owned subsidiary controlled by the Trust. The Property, an approximately 26,800 square foot community shopping center, was purchased from Veriquest Colony Plaza One 1997 for $4,195,032. The asset was acquired with available cash of $1,007,661 and by taking title subject to an existing loan having a principal balance outstanding on the date of closing of $3,187,371. Interest on this loan is payable at the rate of 7.54% per annum. This loan matures on January 1, 2008 and may be prepaid after December 1, 2001 upon 30 days prior written notice with a yield maintenance based penalty of a minimum of one percent of the then outstanding principal balance. The Registrant intends to continue to operate the Property as a shopping center.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.

               The index to the financial information for the Colony Plaza Shopping Center is included on page F-1 of this report.

          (b)  Pro Forma Financial Information.

               The index to the pro forma financial information is included on page F-1 of this report.

          (c)  Exhibits.

               None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 30, 1998.

                                                UNITED INVESTORS REALTY TRUST


                                                   BY: /s/ R. STEVEN HAMNER
                                                 ---------------------------
                                                       R. Steven Hamner
                                                   Chief Financial Officer

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES


                         INDEX TO FINANCIAL INFORMATION






PRO FORMA FINANCIAL INFORMATION                                           PAGE
                                                                          ----

Unaudited ProForma Condensed Consolidated Balance Sheet .................. F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the six months ended June 30, 1998 ................................. F-4
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the year ended December 31, 1997 ................................... F-5
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.. F-8

HISTORICAL FINANCIAL INFORMATION

Colony Plaza Shopping Center

Report of Independent Auditors - Ernst & Young LLP.......................  F-12
Statement of Revenues and Certain Expenses for the six months ended June 30, 1998 (unaudited) and for the year ended
  December 31, 1997 .....................................................  F-13
Notes to Statements of Revenue and Certain Expenses .....................  F-14

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

INTRODUCTION

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 are presented as if the Prior Acquisitions, the Offering, and the Colony Plaza Acquisition and the application of the net proceeds of the Offering all had occurred on January 1, 1997.

The unaudited condensed consolidated balance sheet of United Investors Realty Trust and Subsidiaries as of June 30, 1998 already reflects the effects of the Prior Acquisitions and the Offering as each of these transactions occurred prior to June 30, 1998. However, pro forma adjustments are required to the June 30, 1998 unaudited condensed consolidated balance sheet for the Colony Plaza Acquisiton which occurred on July 20, 1998.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the consolidated financial statements of United Investors Realty Trust ("UIRT"), including the notes thereto, included in UIRT's Registration Statement on Form S-11 dated March 5, 1998 and UIRT's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. The pro forma condensed consolidated statements of operations do not purport to project the Company's results of operations as of any future date or for any future period.

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                   HISTORICAL                        PRO FORMA
                                                                    June 30,       COLONY PLAZA       JUNE 30,
                                                                      1998         ACQUISITION          1998
                                                                 --------------    -------------   ------------
 ASSETS

 Investment real estate:
      Land                                                       $  32,149,317    $  1,258,510 (A)    $  33,407,827
      Buildings and improvements                                    88,854,914       2,936,522 (A)       91,791,436
                                                                 --------------   ---------------   ---------------

                                                                   121,004,231       4,195,032          125,199,263
      Less accumulated depreciation                                 (6,004,299)           -              (6,004,299)
                                                                 --------------   ---------------    --------------
          Investment real estate, net                              114,999,932       4,195,032          119,194,964

 Cash and cash equivalents                                          11,610,321      (1,002,650)(A)       10,607,671
 Accounts receivable, net                                            1,754,539             -              1,754,539
 Prepaid expenses and other assets                                   2,626,762          50,574 (A)        2,677,336
                                                                 --------------   ---------------    --------------

              Total assets                                       $ 130,991,554    $   3,242,956      $  134,234,510
                                                                 ==============   ===============    ==============

 LIABILITIES, MINORITY INTEREST,
 AND COMMON SHAREHOLDERS' EQUITY

 Liabilities:
      Mortgage notes payable                                     $  40,870,225    $    3,187,371(A)      44,057,596
      Short-term notes and lines of credit                               3,000              -                 3,000
      Accounts payable -- trade                                        928,015             1,942(A)         929,957
      Accrued property taxes                                         1,469,185            34,441(A)       1,503,626
      Security deposits                                                407,304            19,202(A)         426,506
                                                                 --------------   -----------------    ------------
              Total liabilities                                     43,677,729    $    3,242,956         46,920,685
                                                                 --------------   -----------------    ------------

 Minority interest in real estate joint ventures                     2,429,080               -            2,429,080


 Common shareholders' equity:
      Common shares of beneficial interest, no par value,
          500,000,000 shares authorized, 9,514,889
          issued and outstanding at June 30, 1998                   85,652,642               -           85,652,642

      Accumulated deficit                                             (767,897)              -             (767,897)


                                                                 --------------  ------------------     ------------
              Total common shareholders' equity                     84,884,745               -           84,884,745

              Total liabilities, minority interest,
                  and common shareholders' equity                $ 130,991,554         3,242,956        134,234,510
                                                                 ==============  ==================     ============

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the six months ended June 30, 1998

                                                                        PRO FORMA
                                                    UNITED INVESTORS   ADJUSTMENTS
                                                      REALTY TRUST        PRIOR        COLONY PLAZA      TOTAL
                                                      HISTORICAL(1)   TRANSACTIONS(2)  ACQUISITION     PRO FORMA
                                                       -----------    -----------    -----------     -----------
Revenues:
  Base rents                                          $ 5,426,224     $1,843,552(A)  $  217,874(F)   $ 7,487,650
  Percentage rents                                              -         26,434(A)           -(F)        26,434
  Expense reimbursements                                1,491,896        491,166(A)      65,492(F)     2,048,554
  Interest and other income                               291,646         22,751(A)       6,137(F)       320,534
                                                       -----------    -----------    -----------     -----------
     Total revenues                                     7,209,766      2,383,903        289,503        9,883,172

Expenses:
  Operating and maintenance                               856,170        307,241(A)      44,632(F)     1,208,043
  Real estate taxes                                       955,214        360,683(A)      32,400(F)     1,348,297
  General and administrative                              370,752         20,186(A)       2,975(F)       393,913
  Advisory and trustee fees                               321,986        114,008(C)      14,246(G)       450,240
  Interest                                              3,990,961        510,798(B)     113,517(F)     4,615,276

  Depreciation and amortization                         1,188,586        388,696(A)      49,290(F)    1,626,572
                                                       -----------     ----------    -----------     -----------

      Total expenses                                    7,683,669      1,701,612        257,060       9,642,341
                                                       -----------     ----------    -----------     -----------
Income (loss) before minority interest,
        extraordinary item,and preferred share
        distribution requirements                        (473,903)       682,291         32,443         240,831

Minority Interest in net income of real estate
        ventures                                          (61,462)        55,610(D)         -            (5,852)
                                                       -----------     ----------    -----------     -----------
Income (loss) before extraordinary item and
        preferred share distribution requirements        (535,365)       737,901         32,443         234,979

Extraordinary item-prepayment penalties incurred on
        early extinguishment of debt                     (232,532)       232,532(H)        -               -
                                                       -----------     ----------    -----------     -----------

Income before preferred share distribution               (767,897)       970,433         32,443         234,979
        requirements

Preferred share distribution requirements                 (20,670)        20,670(E)        -                -
                                                       -----------     ----------    -----------     -----------
Net income (loss) available
        for common shareholders                        $ (788,567)    $  991,103     $   32,443      $  234,979
                                                       ===========    ===========    ===========     ===========

Net income (loss) per common shareholders
       (basic and diluted)                             $    (0.13)                                   $     0.02
                                                       ===========                                   ===========

Weighted average shares outstanding
       (basic and diluted)                              5,904,889                                     9,514,889
                                                       ===========                                   ===========


(1) Includes the results of operations of all properties from their respective dates of acquisition forward.

(2) Includes the effects of the Offering, and the results of operations of the Prior Acquisitions from January 1, 1998 to their respective dates of acquisition.

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the year ended December 31, 1997



                                                                        PRO FORMA
                                                     UNITED INVESTORS  ADJUSTMENTS
                                                       REALTY TRUST      PRIOR        COLONY PLAZA       TOTAL
                                                       HISTORICAL(1)  TRANSACTIONS(2) ACQUISITION     PRO FORMA
                                                       -----------    ------------    ------------     -----------
Revenues:
  Base rents                                          $ 4,954,820    $ 9,427,904(I) $   314,275(O)  $14,696,999
  Percentage rents                                         26,400        266,930(I)           -(O)      293,330
  Expense reimbursements                                1,167,355      2,929,448(I)      92,477(O)    4,189,280
  Interest and other income                                27,278         23,023(I)       6,187(O)       56,488
                                                       -----------    ------------    -----------    ------------

     Total revenues                                     6,175,853     12,647,305        412,939       19,236,097
                                                       -----------    -----------    -----------    ------------

Expenses:
  Operating and maintenance                               754,703      1,659,474(I)      74,935(O)    2,489,112
  Real estate taxes                                       793,359      1,756,877(I)      63,813(O)    2,614,049
  General and administrative                              179,933        160,930(I)      12,346(O)      353,209
  Advisory and trustee fees                               345,000        519,054(J)      17,805(P)      881,859
  Stock grant to Adviosr and officers                     787,500              -              -         787,500
  Other                                                   204,829              -              -         204,829
  Interest                                              2,435,538      1,235,715(N)     242,880(O)    3,914,133
  Depreciation, amortization and ground lease           1,309,180      2,252,032(I)      98,580(O)    3,659,792
                                                       -----------    -----------    -----------    ------------

      Total expenses                                    6,810,042      7,584,082        510,359      14,904,483

Income (loss) before minority interest and
        preferred share distribution requirements        (634,189)     5,063,223       ( 97,420)      4,331,614

Minority interest in net income of real estate
        ventures                                          (40,894)        40,894(K)          -             -
                                                                        (110,653(L)          -         (110,653)
                                                       -----------    -----------    -----------    -------------
Income (loss) before preferred share distribution
       requirements                                     (675,083)      4,993,464       ( 97,420)      4,220,961

Preferred share distribution requirements                 (96,633)        96,633(M)          -              -
                                                       -----------    -----------     -----------   -------------
Net income (loss) available
        for common shareholders                        $ (771,716)    $5,090,097     $ ( 97,420)     $ 4,220,961
                                                       ===========    ===========    ===========     ============

Net income (loss) per common share
       (basic and diluted)                             $     0.85                                     $     0.44
                                                       ===========                                   ============
Weighted average shares outstanding
       (basic and diluted)                                912,493                                       9,512,493
                                                       ===========                                   ============



(1) Does not include the effects of the Offering, the historical results of operations of the Prior Acquisitions, or the Colony Plaza
    Acquisition as these transactions were closed in 1998.

(2) Includes the effects of the Offering, and results of operations of the Prior Acquisitions.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 1 - THE TRANSACTIONS

The pro forma adjustments described subsequently give effect to the following transactions as if they were all completed on January 1, 1997 for the accompanying unaudited condensed consolidated statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998.

The Offering

On March 16, the Company completed its initial public offering of 7,600,000 common shares of beneficial interest. The shares were sold at $10 per share, and offering costs aggregated approximately $6,663,354. On April 6, 1998, the underwriters exercised their over allotment option for the purchase of 1,000,000 common shares of beneficial interest. These shares were sold at the
option   price  of   $10   per   share,   with   related offering cost totaling
approximately $700,000 (collectively, the "Offering"). Proceeds from the Offering were used to retire debt of $16,392,755, acquire properties (see Prior Acquisitions and Colony Plaza Acquisition below), redeem preferred shares for $1,068,226, redeem convertible subordinated notes for $212,400, acquire minority interests in real estate joint ventures for $1,457,239 and for general corporate purposes.

The Prior Acquisitions

In conjunction with the Offering, the Company planned and completed the acquisition of eight neighborhood shopping centers (the IPO Acquisitions), four of which are in Houston, Texas, and one each in Dallas, Texas, Tampa, Florida, Fort Lauderdale, Florida, and Phoenix, Arizona. Four of the IPO acquisitions were acquired in February 1998, two were acquired in March 1998, and two were acquired in May 1998.

The eight properties were purchased for a combined total of $72,189,429. The Company paid cash of $43,251,946, assumed debt of $26,551,543 (with fixed interest rates ranging from 8.25% to 10.75%), and issued partnership units with a value of $2,385,940. With the purchase of Town 'n Country, a single purpose partnership was formed and the Company issued partnership units to the seller of the property. The Company has a 99% interest in the partnership, which is consolidated for financial reporting purposes.

In addition to the IPO Acquisitions, the Company acquired the Big Curve Shopping Center on May 27, 1998. Big Curve is a 126,400 square foot shopping center in Yuma, Arizona, and was acquired for approximately $8,850,000, including $5,965,129 of assumed debt.

The IPO Acquisitions and the Big Curve Acquisition, taken together hereafter are referred to as the Prior Acquisitions.

The Colony Plaza Acquisition

The Company acquired the Colony Plaza Shopping Center (the Colony Plaza Acquisition) on July 20, 1998. Colony Plaza is a 26,800 square foot shopping center in Houston, Texas, and was acquired for approximately $4,195,000 including $3,187,371 of assumed debt.

NOTE 2 - PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the Pro Forma Consolidated Balance sheet as of June 30, 1998, are as follows:

(A)  Purchase of Colony Plaza Acquisition:

          Land                               $1,258,510 (A)
          Buildings and improvements          2,936,522 (A)
          Cash and cash equivalents          (1,002,650)(A)
          Prepaid expenses and other assets      50,574 (A)
          Mortgage notes payable              3,187,371 (A)
          Accounts payable - trade                1,942 (A)
          Accrued property taxes                 34,441 (A)
          Security deposits                      19,202 (A)

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 3 - PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998, are as follows:

(A) Prior Acquisitions:
       Base rents .........................................    $1,843,552
       Percentage rents ...................................        26,434
       Expense reimbursements .............................       491,166
       Other income .......................................        22,751
       Operating and maintenance ..........................       307,241
       Real estate taxes ..................................       360,683
       General and administrative .........................        20,186
       Depreciation .......................................       388,696

    Depreciation   above  reflects  the  increased   depreciable  basis  of  the
properties, depreciated over an estimated 30 year useful life on a straight-line basis.

(B) Decrease in interest expense related to repayment of
    mortgage debt and lines of credit with proceeds from
    the Offering...........................................    $ (255,739)

    Interest on mortgage loans assumed in Prior
    Acquisitions...........................................       766,537
                                                               -----------
                                                               $  510,798
                                                               ===========

(C) Increase in Advisory Fees related to revenue from Prior
    Acquisitions...........................................    $  114,008
                                                               ===========

(D) Decrease in minority interest in earnings of consolidated
    partnerships...........................................    $   61,462

    Increase in minority interest in earnings of consolidated
    partnership (Town 'N Country)..........................        (5,852)
                                                               -----------
                                                               $   55,610
                                                               ===========

(E) Decrease in preferred share distributions related to
    redemption of preferred shares with proceeds from the
    Offering...............................................    $   20,670
                                                               ===========

(F) Purchase of Colony Plaza Acquisition:
       Base rents .........................................    $  217,874
       Expense reimbursements .............................        65,492
       Other income .......................................         6,137
       Operating and maintenance ..........................        44,632
       Real estate taxes ..................................        32,400
       General and administrative .........................         2,975
       Depreciation .......................................        49,290
       Interest on debt assumed............................       113,517

     Depreciation   above   reflects  the  increased   basis  of  the  property,
depreciated over an estimated 30 year useful life on a straight-line basis.

(G) Increase in Advisory Fees related to revenue from
    Colony Plaza Acquisition...............................    $   14,246
                                                               ===========

(H) Represents   elimination   of  the   extraordinary   loss   from  the  early
    extinguishment  of debt because  the  intent  of the pro  forma  financial information  is  to  reflect  the  expected  continuing  impact  of  certain transactions  on  United  Investors  Realty  Trust  and  Subsidiaries,  this non-recurring  expense  has  been  excluded  from  the pro  forma  condensed consolidated statement of operations.


    The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997, are as follows:

(I) Purchase of Prior Acquisitions:
               Base rents..................................$    9,427,904
               Percentage rents............................       266,930
               Expense reimbursements......................     2,929,448
               Other income................................        23,023
               Operating and maintenance...................     1,659,474
               Real estate taxes...........................     1,756,877
               General and administrative..................       160,930
               Depreciation................................     2,252,032

    Depreciation   above  reflects  the  increased   basis  of  the  properties,
depreciated over an estimated 30 year useful life on a straight-line basis.

(J) Increase in Advisory Fees related to revenue from Prior
    Acquisitions and amendment of advisory agreement.......       519,054
                                                               ===========

(K) Decrease in minority interest in earnings of consolidated
    partnerships...........................................    $   40,894
                                                               ===========

(L) Increase in minority interest in earnings of consolidated
    partnership (Town `N Country)..........................    $ (110,653)
                                                               ===========

(M) Decrease in preferred dividends related to redemption of
    preferred shares with proceeds from the Offering.......    $   96,633
                                                               ===========

(N) Interest expense;  net pro forma adjustment to interest expense is comprised of the following:
          Decrease in interest related to mortgage and
          other loans repaid with IPO proceeds.............   $(1,644,257)
          Interest on mortgage loans assumed in Prior
          Acquisitions.....................................     2,879,972
                                                               -----------
          Total pro forma adjustment.......................   $ 1,235,715
                                                               ===========

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



(O) Purchase of Colony Plaza Acquisition:
          Base rents.......................................              314,275
          Percentage rents.................................                    -
          Expense reimbursements...........................               92.477
          Other income.....................................                6,187
          Operating and maintenance........................               74,935
          Real estate taxes................................               63,813
          General and administrative.......................               12,346
          Depreciation and amortization....................               98,580
          Interest.........................................              242,880

    Depreciation   above  reflects  the  increased   basis  of  the  properties,
depreciated over an estimated 30 year useful life on a straight-line basis.

(P) Increase in Advisory Fees related to revenue from
    Colony Plaza............................................            $ 17,805
                                                                      ==========


NOTE 3 - EARNINGS PER SHARE

    Pro forma weighted average basic and diluted common shares outstanding is calculated as follows:


                                                           PRO FORMA            PRO FORMA
                                                       WEIGHTED AVERAGE    WEIGHTED AVERAGE
                                                      SHARES OUTSTANDING   SHARES OUTSTANDING
                                                       DECEMBER 31, 1997     JUNE 30, 1998
                                                       -----------------    -----------------
    Total shares issued and outstanding at beginning
    of period.......................................              837,489            914,889
    Offering of 7,600,000 shares assumed
    January 1, 1997.................................            7,600,000          7,600,000
    Exercise of underwriters overallotment option
    assumed January 1, 1997.........................            1,000,000          1,000,000
    Grant of 75,000 shares on December 30, 1997
    (assumed January 1, 1997).......................               75,000                  -
    Grant of 2,400 shares on December 30, 1997......                    4                  -
                                                               -----------        -----------
          Basic and Diluted Weighted
            Average Shares Outstanding..............            9,512,493          9,514,889
                                                               ===========        ===========


                         Report of Independent Auditors



Board of Directors
United Investors Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Colony Plaza Shopping Center (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of United Investors Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                /s/ERNST & YOUNG LLP

Houston, Texas
July 30, 1998

                            Colony Plaza Shopping Center
                   Statements of Revenue and Certain Expenses


                                          SIX MONTHS
                                            ENDED           YEAR ENDED
                                        JUNE 30, 1998    DECEMBER 31, 1997
                                        --------------    ---------------
                                       (unaudited)
REVENUE:
  Base rents                              $  217,874      $  314,275
  Expense reimbursements                      65,492          92,477
  Other income                                 6,137           6,187
                                          -----------     -----------
  Total revenue                              289,503         412,939
                                          -----------     -----------

EXPENSES:
  Operating and maintenance                   44,632          74,935
  Real estate taxes                           32,400          63,813
  General and administrative                   2,975          12,346
                                          -----------     -----------
  Total expenses                              80,007         151,094
                                          -----------     -----------

Revenue in excess of certain expenses     $  209,496      $  261,845
                                          ===========     ===========



See accompanying notes.

                            Colony Plaza Shopping Center

               Notes to Statements of Revenue and Certain Expenses

                        Year Ended December 31, 1997 and
                   Six Months Ended June 30, 1998 (unaudited)


1. BASIS OF PRESENTATION

The  accompanying  Statement  of Revenue  and  Certain  Expenses  relates to the
operations     of    Colony   Plaza  Shopping Center (the "Property"), a 26,800
square-foot shopping center located in Houston, Texas. Construction of the Property was completed and lease-up commenced in November 1996.

United Investors Realty Trust (the "Company") acquired the Property on July 20, 1998.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of the Company. The accompanying statement excludes certain items not comparable to the proposed future operations of the Property, including primarily depreciation, amortization, mortgage interest expense, and certain owner expenses. Consequently, the statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE AND EXPENSE RECOGNITION

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

Certain leases of the Property provide for tenant occupancy during periods for which no rent is due or where minimum rent payments increase during the term of the lease. The Property records rental income for the full term of each lease on a straight-line basis.

USE OF ESTIMATES

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

                          COLONY PLAZA SHOPPING CENTER

                        Year ended  December  31, 1997 and
                   Six months ended June 30, 1998 (unaudited)

3. RENTALS

The Property has lease agreements with lease terms ranging from three years to ten years. The leases generally provide for tenants to share in operating expenses and real estate taxes. The total minimum rentals to be received under such non-cancelable operating leases as of December 31, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:





       1998                 $   414,910
       1999                     445,503
       2000                     435,264
       2001                     417,343
       2002                     257,016
       Thereafter               194,176
                            ------------
                            $ 2,164,212
                            ============